KIWI INTERNATIONAL AIR LINES, INC.

                             1996 STOCK OPTION PLAN

     Section 1. Purpose. The purpose of the KIWI International Air Lines, Inc. Stock Option Plan (the "Plan") is to promote the interests of KIWI International Air Lines, Inc., a New Jersey corporation (the "Company"), and any and all subsidiaries thereof, by providing an opportunity to selected employees, officers and directors of the Company and any subsidiaries thereof as of the date of the adoption of the Plan or at any time thereafter, and other persons rendering bona fide services to the Company or any subsidiary thereof, to purchase Common Stock of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate such employees and other persons and to encourage such employees and other persons to devote their best efforts to the business and financial success of the Company. It is intended that this purpose will be effected by the granting of "non-qualified stock options" and/or "incentive stock options" to acquire the Common Stock of the Company. Under the Plan, the Board of Directors shall have the authority (in its sole discretion) to grant "incentive stock options" within the meaning or Section 422(b) of the Code or "non-qualified stock options" as described in Treasury Regulation
Section 1.83-7 or any successor regulation thereto.

     Section 2. Definitions. For purposes of the Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

     2.1 "Board of Directors" shall mean the Board of Directors of the Company.

     2.2 "Class A Common Stock" shall mean the Class A Common Stock, no par value, of the Company, which is subject to an Option granted under this Plan, or the Class A Common stock, no par value, of the Company, as a class, as the context may require.

     2.3 "Class C Common Stock" shall mean the Class C Common Stock, no par value, of the Company, which is subject to an Option granted under this Plan, or the Class C Common Stock, no par value, of the Company, as a class, as the context may require.

     2.4 "Code" shall mean the Internal Revenue Code of 19S6, as amended.

     2.5 "Committee" shall mean the committee of the Board of Directors referred to in Section 5 hereof.

     2.6 "Common Stock" shall mean the Class A Common Stock and/or the Class C Common Stock which is subject to Options granted under this Plan, or the Class A Common Stock and/or the Class C


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Common Stock as separate clauses or a single class, as the context may require.

     2.7 "Disability" shall mean permanent and total disability within the meaning of Section 22(e)(3) of the Code.

     2.8 "Eligible Person" shall mean any Employee (but with respect to ISOs, only an Employee within the meaning of clause (1) of Section 2.9) or any consultant, advisor or other person rendering bona fide services to the Company or any subsidiary.

     2.9 "Employee" shall mean (i) with respect to an ISO, any person who at the time the ISO is granted is employed by the Company or any Subsidiary on a full-time basis, and (ii) with respect to a Non-Qualified Option, any person who, at the time the Non-Qualified Option is granted, is employed by the Company or any Subsidiary on a full-time basis or part-time basis, and any director of the Company or any Subsidiary.

     2.10 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     2.11 "Fair Market Value" of a share of Common Stock shall mean, as of any day, the average of the last sale prices of sales of shares of Common Stock on all national securities exchanges on which the Common Stock may at the time be listed or, if there shall have been no sale. on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on such day the Common Stock shall not be so listed, the last sale price on the NASDAQ system on such day, or, if there shall have been no sales on such day, the average of the representative bid and asked prices quoted in the NASDAQ system as of 3:30 p.m., New York time, on such day, or, if on such day the Common Stock shall not be quoted in the NASDAQ system, the average of the high and low bid and asked prices on such day in the over-the-counter market as reported by National Quotation Bureau Incorporated, or any similar successor organization. If at any time the Common Stock is not listed on any national securities exchange or quoted in the NASDAQ system or the over-the-counter market, the Fair Market Value of the shares of Common Stock subject to an Option shall be the Fair Market Value thereof determined by the Board of Directors in its absolute discretion, exercised in good faith.

     2.12 "ISO" shall mean an Option that constitutes and is treated as an "incentive stock option" as defined in Section 422(b) of the Code.

     2.14 "Non-qualified Option" shall mean an Option that is a "non-qualified stock option" as described in Treasury Regulation

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Section 1.83-7 or any successor regulation thereto and that shall not constitute nor be treated as an ISO.

     2.15 "Option" shall mean any ISO or Non-Qualified Option granted to an Eligible Person pursuant to the Plan.

     2.16 "Option Agreement" shall mean a written agreement, contract or other instrument or document evidencing an Option.

     2.17 "Participant" shall mean any Eligible Person to whom an Option is granted pursuant to the Plan.

     2.18 "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as amended, and any successor to such Rule.

     2.19 "Securities Act" shall mean the Securities Act of 1933, as amended.

     2.20 "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of capital stock in one of the other corporations in such chain.

     2.21 "Transfer" shall mean sell, assign, transfer, pledge, convey or otherwise dispose of, or subject to any lien, encumbrance or security interest of any kind.

     Section 3. Eligibility. Options may be granted to any Eligible Person. The Board of Directors shall have the sole authority to select the Eligible Persons to whom Options are to be granted hereunder, and to determine whether an Eligible Person is to be granted a Non-Qualified Option, an ISO or any combination thereof. No person shall have any right to participate in the Plan. Any person selected by the Board of Directors for participation during any one period will not by virtue of such participation have the right to be selected as a Participant for any other period.

Section 4. Common Stock Subject to the Plan.

     4.1 Number of Shares. The total number of shares of Class A Common Stock for which Options may be granted under the Plan shall not exceed in the aggregate one million four hundred thousand (1,400,000) shares (subject to adjustment as provided in Section 7 hereof), and the total number of shares of Class C Common Stock for which Options may be granted under the Plan shall not exceed in the aggregate one hundred thousand (100,000) shares (subject to adjustment as provided in Section 7 hereof).

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     4.2 Shares Available. The shares of Class A Common Stock and Class C Common
Stock that may be subject to Options granted under the Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock, as the Board of Directors may determine. In the event that any outstanding Option expires or is terminated for any reason, the shares allocable to the unexercised portion of such Option may again be subject to an Option granted under the Plan.

     4.3 Special ISO Limitations.

     (a) The aggregate Fair Market Value (determined as of the date an ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an Eligible Person during any calendar year (under the Plan and any other plan of the Company or any Subsidiary) shall not exceed $100,000.

     (b) No ISO shall be granted to an Eligible Person who, at the time the ISO is granted, owns (actually or constructively under the provisions of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless the exercise price is at least 110% of the Fair Market Value (determined as of the time the ISO is granted) of the shares of Common Stock subject to the ISO, and the ISO by its terms is not exercisable more than five years from the date it is granted.

     4.4 ISO Limitations Not Applicable to Non-Qualified Options.
Notwithstanding any other provision of the Plan, the provisions of Sections 4.3(a) and (b) shall not apply, nor shall be construed to apply, to any Non-Qualified Option granted under the Plan.

     Section 5. Administration of the Plan.

     5.1 Administration by Board of Directors or Committee. The Plan shall be administered by the Board of Directors or, if established at any time by the Board of Directors, by a committee thereof (the "Stock Option Committee"), the members of which shall be appointed by and serve at the pleasure of the Board of Directors. The Stock Option Committee shall consist of two or more persons, all of whom shall be "disinterested persons" within the meaning of Rule 16b-3, and once constituted, the Plan shall be administered by the Stock Option Committee for so long as the Board of Directors deems it desirable for the Plan to comply with and qualify under Rule 16b-3. So long as the Plan is administered in accordance with Rule 16b-3, persons serving or designated to serve as members of the Committee shall not be granted Options under the Plan. As used herein, except in Sections 13 ("Amendment of the Plan"), 15 ("Termination of the Plan") and 16 ("Effective Date of the Plan"), references to the Board of Directors shall mean the

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Board of Directors or the Stock Option Committee, whichever is then acting with respect to the administration of the Plan.

     5.2 Interpretation. The Board of Directors shall have full authority to interpret and construe the Plan and any provision thereof, any Option granted under the Plan or any Option Agreement. The Board of Directors shall have the authority, from time to time, to adopt, modify or rescind such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purposes of the Plan.

     5.3 Finality. The interpretation and construction by the Board of Directors of any provision of the Plan or any rule or regulation adopted thereunder, or of any Option or Option Agreement, shall be final and conclusive upon all parties.

     5.4 Grant of Options.

     The Board of Directors shall have the sole authority and discretion under the Plan to take the following actions, in each case subject to and consistent with the provisions of the Plan; (i) to select the Eligible Persons who are to be granted Options under the Plan; (ii) to designate whether any Option to be granted under the Plan is to be an ISO of a Non-Qualified option; (iii) to establish the number of shares of Common Stock that may be issued under each Option; (iv) to determine the time and the conditions subject to which Options may be exercised in whole or in part; (v) to determine the form of the consideration that may be used to purchase shares of Common Stock upon exercise of any Option (including the circumstances under which the Company's issued and outstanding shares of Common Stock, or shares of Common Stock issuable upon exercise of an Option, may be used by a Participant to purchase shares of Common Stock in connection with the exercise of an Option); (vi) to impose restrictions and/or conditions with respect to shares of Common Stock acquired upon exercise of an Option; (vii) to determine the circumstances under which shares of Common Stock acquired upon exercise of any Option may be subject to repurchase by the Company; (viii) to determine the circumstances and conditions subject to which shares of Common Stock acquired upon exercise of an Option may be transferred, including, without limitation, the circumstances and conditions subject to which a proposed sale of shares of Common Stock acquired upon exercise of an option may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal); (ix) to establish vesting provisions for any Option relating to the time when (or the circumstances under which) the Option may be exercised by a Participant, including, without limitation, vesting provisions that may be contingent upon (A) the continued employment of the Participant by the Company or a Subsidiary, (B) the Company meeting specified financial goals, (C) a change of control of the Company or (D) the occurrence of other specified events; (x) to require that a Participant who acquires

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Common Stock upon the exercise of an Option become a party to any voting trust agreement or shareholders' agreement to which the Company or any Subsidiary is a party; (xi) to accelerate the time when outstanding Options may be exercised,
(xii) to establish any other terms, restrictions and/or conditions applicable to any Option not inconsistent with the provisions of the Plan; and (xiii) to determine all other matters to be determined in connection with Options and the administration of the Plan.

     Section 6. Specific Terms and Conditions of Options.

     6.1 All Options. The terms and conditions of each Option granted under the Plan shall be specified by the Board of Directors and shall be set forth in a written Option Agreement between the Company and the Participant in such form as the Board of Directors shall approve. No Participant shall have any rights to or interest in an Option until it has executed and delivered an Option Agreement with respect thereto. The terms and conditions of any Option granted hereunder need not be identical to those of any other Option granted hereunder.

     Options shall be subject to the following conditions:

     (a) Options to purchase Class A Common Stock shall be granted only to Eligible Persons who are Employees at the time the Options are granted and at the time they are exercised and Options to purchase Class C Common Stock shall be granted only to Eligible Persons who are not Employees at the time the Options are granted.

     (b)(i) In the event the Participant shall cease to be employed by the Company or any Subsidiary (on a full-time basis in the case of an ISO) for any reason other than as a result of his or her death or Disability, the unexercised portion of the Option may only be exercised within the three month period after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised the Option as of the date on which he or she ceased to be so employed and had not previously done so.

     (ii) In the event the Participant shall cease to be employed by the Company or any Subsidiary (on a full-time basis in the case of an ISO) by reason of his or her Disability, the unexercised portion of the Option held by such Participant at that time may only be exercised within one year after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised the Option as of the date on which he or she ceased to be so employed and had not previously done so.

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     (iii) In the event the Participant shall die while in the employ of the
Company or a Subsidiary, the unexercised portion of the Option held by such Participant at the time of his or her death may only be exercised within one year after the date of the Participant's death, and only to the extent that the Participant could have otherwise exercised much Option at the time of his or her death and had not previously done so. In such event, the Option may be exercised by the executor or administrator of the Participant's estate or by any person or persons who shall have acquired the Option directly from the Participant by bequest or inheritance.

     (c) The Option shall not be assignable or Transferable by the Participant otherwise than by will or the laws of descent and distribution, and during the Participant's lifetime, the Option shall be exercisable only by the Participant.

     6.2 ISOs. The terms and conditions of each ISO shall be such that each ISO issued hereunder shall constitute and shall be treated as an "incentive stock option" as defined in Section 422(b) of the Code.

     Each ISO shall be subject to the following additional conditions:

     (a) The option price of the ISO shall be fixed by the Board of Directors but shall in no event be less than 100% (or 110% in the case of an Eligible Person referred to in Section 4.3(b) hereof) of the Fair Market Value of the shares of Common Stock subject to the ISO on the date the ISO is granted.

     (b) The term of each ISO (including the date on which such ISO shall expire and terminate) shall be fixed by the Board of Directors, but the term shall in no event exceed ten years from the date on which such ISO is granted (or, in the case of an ISO granted to an Eligible Person referred to in Section 4.3(b) hereof, such term shall in no event exceed five years from the date on which such ISO is granted).

     6.3 Non-Qualified Options. The terms and conditions of each Non-Qualified Option may, but need not, contain some or all of the terms and conditions which are required for incentive stock options an defined in Section 422(b) of the Code. The terms and conditions of any Non-Qualified Option granted hereunder need not be identical to those of any other Non-Qualified Option granted hereunder.

     6.4 Additional Terms and Conditions. The Board of Directors may, in any manner not inconsistent with the Plan, by way of the Option Agreement or otherwise, establish such other terms, conditions, restrictions and/or limitations on any Option or the exercise thereof.

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     Section 7. Adjustments. In the event that, after the adoption of the Plan by the Board of Directors, there shall be any change in the outstanding shares of Common Stock by reason of merger, consolidation, reorganization, recapitalization, stock split, combination or exchange of shares or declaration of dividends payable in Common Stock, the Board of Directors shall appropriately adjust (1) the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share), provided, however, that the limitations of Section 424 or the Code shall apply with respect to adjustments made to ISOs; and (ii) the number of shares of Common Stock for which Options may be granted under the Plan, as set forth in Section 4.1 hereof, and such adjustments shall be effective and binding for all purposes of the Plan. If the Company shall not be the surviving corporation in any merger, consolidation or reorganization, shares of common stock or other securities of the surviving corporation or any other property into which the shares of Common Stock subject to an Option are converted pursuant to the merger, consolidation or reorganization, shall be subject to the same terms, conditions and restrictions as were applicable to such shares of Common Stock immediately prior to conversion, except to the extent that such terms, conditions and restrictions were modified as a result of such merger, consolidation or reorganization or have lapsed. In the event that at any time an Option is outstanding, the Company makes an extraordinary dividend or other extraordinary distribution (whether in cash, property, securities or any combination thereof) with respect to shares of Common Stock, or repurchase shares of Common stock pursuant to a tender offer or exchange offer subject to Section 13(e) of the Exchange Act or any other offer available to substantially all holders of the Common Stock (other than repurchases of shares of Common Stock by the Company in open market transactions), the Board of Directors may consider the economic impact of such share repurchases and may, in its discretion, make such adjustments to outstanding Options as it deems equitable under the circumstances.

     Section 8. Withholding. To the extent that the Company is required to withhold any Federal, state or local taxes in respect of an Option or in respect of any shares of Common Stock acquired upon exercise of the Option, whether as a result of the exercise of the Option, a "disqualifying disposition" of any shares of Common Stock acquired upon exercise of the Option (in the case of an ISO), or for any other reason, the Company shall have the right to deduct from any payments of any kind otherwise due to the Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then, may require the Participant to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. A Participant may satisfy

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a withholding tax payment obligation by electing to have the Company or any
Subsidiary apply outstanding shares of Common Stock owned by the Participant, or to be acquired by the Participant upon the exercise of the Option, against the taxes required to be withheld, and shares so applied shall be that number of shares of Common Stock the Fair Market Value of which is equal to the tax required to be withheld (determined on the date that the amount of withholding tax is to be determined). All matters with respect to the amount and payment of taxes to be withheld in respect of any such compensation income shall be determined by the Board of Directors, in its sole discretion.

     Section 9. Regulatory Approvals. Notwithstanding anything to the contrary contained in the Plan, the Company shall have no obligation to issue or deliver certificates evidencing shares of Common Stock upon the exercise of an Option, or in connection with the resale or other disposition thereof, if the Board of Directors determines that the registration or qualification under any federal or state law of any shares of Common Stock to be issued upon the exercise of an Option, or the approval of any governmental agency, stock exchange or similar organization, is necessary as a condition of or in connection with the issuance or delivery of such shares.

     Section 10. Compliance with Securities Laws. If the shares of Common Stock that have been issued to a Participant pursuant to the Plan have not been registered under the Securities Act pursuant to an effective registration statement, such Participant, if the Board of Directors deems it advisable, may be required to represent and agree in writing that (i) no such shares acquired by the Participant pursuant to the Plan will be sold except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration thereunder and (ii) such Participant is acquiring such shares for his or her own account and not with a view to the distribution thereof. The Company shall have the right to require that any certificate evidencing Common Stock issued pursuant to the exercise of an Option bear any restrictive legend required by law, the Plan or the Option Agreement relating to such Option. The Company may, but shall not be required to, cause shares of Common Stock issued upon exercise of an Option to be registered under the Securities Act or applicable state securities laws or to be listed or admitted to trading on any established securities exchange or market in which the Common Stock is listed or traded.

     Section 11. Rights as Stockholder. The holder of an Option shall have no rights as a stockholder with respect to any shares of Common Stock issuable upon the exercise of an Option until the date when he or she has exercised the Option and his or her holding of such shares is entered upon the records of the Company or its duly authorized transfer agent. Except as expressly provided in the Plan or an Option Agreement, no adjustment shall be made for dividends

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or other rights for which the record date is prior to the date on which the
Participant's holding of such shares is so recorded.

     Section 12. Effect of the Plan on Employment Relationship. Neither the Plan nor any Option granted hereunder to a Participant shall be construed as conferring upon such Participant any right to continue in the employ of (or otherwise provide services to) the Company or any Subsidiary, or limit in any respect the right of the Company or any Subsidiary to terminate such Participant's employment or other relationship with the Company or any Subsidiary, as the case may be, at any time.

     Section 13. Amendment of the Plan. The Board of Directors may amend the Plan from time to time as it deems desirable; provided, however, that, the Board of Directors shall not amend the Plan in any manner that requires the approval of stockholders of the Company pursuant to the Code, the certificate of incorporation or by-laws of the Company, any stockholders or voting trust agreement to which the Company is a party or Rule 16b-3 (if the Board of Directors has determined that the Plan should comply with and be qualified under Rule 16b-3), unless the required approval of stockholders is obtained within the time specified. In any event, no amendment made after the date an Option is granted shall adversely affect any right of the Participant with respect to such Option without the written consent of such Participant.

     Section 14. Expenses, Indemnity. (a) All expenses and liabilities incurred by the Board of Directors in the administration of the Plan shall be borne by the Company. The Board of Directors may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons.

     (b) No member of the Board of Directors or the Stock Option Committee shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option granted hereunder.

     (c) Each member of the Board of Directors or the Stock Option Committee acting in the administration of the Plan shall be indemnified and held harmless by the Company from all claims, liabilities and expenses he or she may suffer or incur by reason thereof, to the fullest extent permitted by the New Jersey Business Corporation Act.

     Section 15. Termination of the Plan. The Board of Directors may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate ten years after the date of its initial adoption by the Board of Directors. No Option may be granted hereunder after termination of the Plan. The termination of the

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Plan shall not alter or impair any rights or obligations under any Option theretofore granted under the Plan.

     Section 16. Effective Date of the Plan. The Plan shall be effective as of _________________, 1996, the date on which the Plan was adopted by the Board of Directors of the Company, subject to approval (not later than 12 months after the effective date of the Plan) by the holders of at least 51% of all classes of capital stock of the Company present and voting at a meeting of the stockholders of the Company. No Option shall be exercisable prior to the approval of the Plan by stockholders.


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